                                                                      EXHIBIT 21


                   CURRENT LIST OF SUBSIDIARIES OF REGISTRANT

Advanta Corp. (DE)
         Advanta Residual Holding Corp. (DE)
         Colonial National Corp. (DE)
             Advanta National Bank USA
                 Colonial Mortgage Management Corp. (CA)
         Advanta Financial Corp. (UT)*
         Advanta Capital L.L.C. (DE)
         Advanta National Bank
         Advanta GP Corp. (DE)
             Advanta 101 GP Corp. (DE)
         Advanta Investment Corp. (DE)
         Advanta Investment Corp. II (DE)
         Advanta Information Services, Inc. (DE)
         Advanta International Corporation I (DE)
         Advanta International Corporation II (DE)
             Advanta UK (Scotland)**
         Advanta Leasing Holding Corp. (DE)
             Advanta Business Services Corp. (DE)***
                 Advanta Leasing Receivables Corp. (DE)
                 Advanta Leasing Receivables Corp. II (DE)
                 Advanta Leasing Receivables Corp. III (NV)
                 Advanta Business Receivables Corp. (NV)
                 Advanta Commercial Credit Corp. (NV)
                 Mt. Vernon Leasing, Inc. (NJ)
         Service Partners I Corp. (NV)
         Service Partners II Corp. (NV)
             Colorado Credit Card Service, LLC (CO)****
         Advanta Service Corp. (DE)
         Advanta Life Insurance Company (AZ)
             Advanta Insurance Company (AZ)
                 Advanta Insurance Agency Inc. (DE)
             TSO National Life Insurance Company (AZ)
             Direct National Life Insurance Company (AZ)
         AICM, Inc. (AZ)
         Advanta Name Corp. (DE)
         Advanta Advertising, Inc. (DE)
             ADVANTENNIS Corp. (DE)
         Colonial National Automotive Financial Corp. (DE) Advanta Mortgage Holding Company (DE)
             Advanta Auto Finance Corporation (NV)
             Advanta Mortgage Corp. USA (DE)
                 Advanta Finance Corp. (NV)
                 Advanta Mortgage Corp. Midatlantic (PA)
                 Advanta Mortgage Corp. Midatlantic II (PA)
                 Advanta Mortgage Corp. New Jersey (NJ)
                 Advanta Mortgage Corp. Northeast (NY)
                 Advanta Mortgage Corp. Midwest (PA)
                 Advanta Financial Investments, Inc. (PA)
                 Advanta Nominee Services, Inc. (DE)
                 Advanta Mortgage Conduit Services, Inc. (DE)
                     Advanta Mortgage Receivables, Inc. (DE)
                     Advanta Mortgage Receivables Inc. (DE)


*        Formerly Colonial National Financial Corp.
** Advanta International Corp. I and Advanta International Corp. II each owns 50% of Advanta UK.
***      Formerly Advanta Leasing Corp.
**** The Managing Member of Colorado Credit Card Service, LLC is Service Partners I Corp. and Service Partners II Corp. is also a Member.